SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


               Date of Report (date of earliest event reported): May 20, 2009


                                     CYPRIUM RESOURCES INC.
------                               -----------------------
                   (Exact name of Registrant as specified in its charter)


     Nevada                           000-52828                 98-0521119
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File No.)        (IRS Employer
of incorporation)                                           Identification No.)



                          302 Washington St., Suite 513
                               San Diego, CA 92103
                -------------------------------------------------
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (619) 279-7215
                                                           --------------



                                2170 Nelson Ave.
                           West Vancouver, BC V7V 2P7
        ---------------------------------------------------------------
          (Former name or former address if changed since last report)

Item 5.03   Amendments to Articles of Incorporation or Bylaws, Change in Fiscal
            Year

     On May 19, 2009 Jeffrey Collins, as the Company's sole director:

          o in accordance with Section 78.207 of the Nevada Revised Statutes, approved a resolution approving a 3-for-1 forward stock split and increasing the Company's authorized capitalization to 225,000,000 shares of common stock; and

          o    in  accordance   with  Section  92A.180  of  the  Nevada  revised
               statutes, approved a resolution changing the Company's name to Digital Development Partners, Inc.

     Prior to May 20, 2009 the Company had an authorized capitalization of 75,000,000 shares of common stock and had 3,625,000 outstanding shares.

     Documentation pertaining to the forward stock split, the change in the Company's authorized capitalization and the name change were filed with the Nevada Secretary of State on May 20, 2009.

     The forward stock split and the name change will become effective on the OTC Bulletin Board when the Company is notified of the effective date by FINRA.



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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 26, 2009

                             CYPRIUM RESOURCES INC.



                                 By:  /s/ Jeffrey A. Collins
                                      -------------------------------------
                                      Jeffrey A. Collins, President













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